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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 7, 1995, included in Corrections Corporation of America's Form 8-K/A dated July 10, 1995, and to all references to our firm included in this registration statement.


                                            ARTHUR ANDERSEN LLP


Nashville, Tennessee
July 18, 1995